UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2007

PROPEX INC.

(Exact name of registrant as specified in its charter)

Delaware	333-122829	36-2692811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6025 Lee Highway, Suite 425

Chattanooga, Tennessee 37421

(Address of principal executive offices, including zip code)

(423) 855-1466

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On April 4, 2007, as recommended by the Audit Committee and approved by the Board of Directors of Propex Inc. (“Propex”) on April 3, 2007, Propex advised Ernst & Young LLP (“Ernst & Young”) that it had been dismissed as the independent registered public accounting firm for Propex effective as of such date.

The reports of Ernst & Yong on Propex’s financial statements for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of Propex’s financial statements for the years ended December 31, 2006 and 2005, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report on the financial statements for such periods.

On April 10, 2007, as recommended by the Audit Committee and approved by the Board of Directors, Propex engaged PricewaterhouseCoopers LLP (“PwC”) as the new independent registered public accounting firm for Propex. During Propex’s fiscal years ended December 31, 2006 and 2005, Propex did not consult PwC regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Propex’s financial statements nor did Propex consult PwC regarding any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Propex provided Ernst &Young with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Ernst &Young furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Ernst &Young’s letter dated April 10, 2007, is attached as Exhibit 16.1 to this Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

d.	Exhibits:

16.1	Letter from Ernst & Young LLP, dated April 10, 2007, to the Securities and Exchange Commission regarding change in certifying accountant.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPEX INC.

Dated: April 10, 2007	By:	/s/ Lee McCarter
Lee McCarter
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP, dated April 10, 2007, to the Securities and Exchange Commission regarding change in certifying accountant.